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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-48972) pertaining to the Tellabs Inc. Profit Sharing and Savings Plan, of our report dated May 26, 2000, with respect to the financial statements of Tellabs Inc. Profit Sharing and Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1999.

                                                               ERNST & YOUNG LLP


Chicago, Illinois
June 23, 2000